UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7740

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management LLC
300 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: July 31
Date of reporting period: January 31, 2005

ITEM 1.       REPORT TO STOCKHOLDERS.

     The Semi-Annual Report to Stockholders is filed herewith.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Letter from the Chairman

 R. Jay Gerken, CFA
 Chairman

Dear Shareholder,

During the six-month period ended January 31, 2005, the U.S. bond markets generated positive results, with the Lehman Aggregate Bond Index[i] returning 3.81%.

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the period covered by this report. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)ii growth was a robust 4.0% in the third quarter. The advance estimate for fourth quarter GDP was 3.1%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)iii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiv by 0.25% to 1.25% on June 30, 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, and December 2004, bringing the target for the federal funds rate to 2.25%. Following the end of the fund’s reporting period, at its February meeting, the Fed raised its target for the federal funds rate by an additional 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market surprised many people by generating relatively strong returns during the period.

Emerging markets debt performed strongly through the six-month period ended January 31, 2005, returning 11.72% as represented by the J.P. Morgan Emerging Markets Bond Index Global (“EMBIG”).v Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

Special Shareholder Notice

Effective January 1, 2005, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. changed its benchmark to the J.P. Morgan Emerging Market Bond Index Global from its previous benchmark, the J.P. Morgan Emerging Market Bond Index Plusvi. In the opinion of the investment manager, the J.P. Morgan Emerging Market Bond Index Global will provide a more effective benchmark index for the fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the fund is managed.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

PERFORMANCE REVIEW

For the six months ended January 31, 2005, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. returned 6.84%, based on its New York Stock Exchange (“NYSE”) market price and 12.08% based on its net asset value (“NAV”)vii per share. In comparison, the fund’s unmanaged benchmarks, the J.P. Morgan Emerging Market Bond Index Global, the Citigroup Mortgage Securities Indexviii and the fund’s previous benchmark,ix the J.P. Morgan Emerging Markets Bond Index Plus returned 11.72%, 3.63%, and 12.37%, respectively, for the same period.

During this six-month period, the fund distributed dividends to shareholders totaling $0.443 per share. The performance table shows the fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of January 31, 2005. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE

AS OF JANUARY 31, 2005
(unaudited)

		Six-Month
	30-Day	Total
Price Per Share	SEC Yield	Return

$11.39 (NAV)	9.07%	12.08%

$11.31 (Market Price)	9.14%	6.84%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of January 31, 2005 and are subject to change.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBGX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman

February 23, 2005

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. As interest rates rise, bond prices fall, reduced the value of the fund’s share price. The fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(ii)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(iii)	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(iv)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(v)	J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
(vi)	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(vii)	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

(viii)	The Citigroup Mortgage Securities Index is the mortgage component of the Citigroup Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae and Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages.

(ix)	The Board of Directors of the fund approved this change to be effective as of January 1, 2005. The Board approved the change based upon the opinion of the manager that the J.P. Morgan Emerging Markets Bond Index Global will provide a more effective index because of its greater diversity and more accurate reflection of the strategy with which the fund is managed.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Fund at a Glance (unaudited)

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Schedule of Investments (unaudited)

January 31, 2005

Face
Amount	Security	Value

Sovereign Bonds — 36.3%

Argentina — 1.5%

$17,600,000	Republic of Argentina, Discount Bond, Series L-GL, 3.500% due 3/31/23 (a)(b)(c)(d)	$9,856,000

Brazil — 15.0%
	Federative Republic of Brazil:

4,177,988	C Bond, 8.000% due 4/15/14 (b)(e)	4,278,520

2,263,253	DCB, Series L, 3.125% due 4/15/12 (a)(b)	2,165,651

63,150,000	Discount Bond, Series Z-L, 3.063% due 4/15/24 (a)(b)	57,782,250

39,650,000	Par Bond, Series Z-L, 6.000% due 4/15/24 (b)	37,122,312

		101,348,733

Colombia — 1.5%
	Republic of Colombia:

6,500,000	10.000% due 1/23/12	7,345,000

2,100,000	11.750% due 2/25/20	2,674,875

		10,019,875

Malaysia — 0.2%

1,300,000	Federation of Malaysia, 8.750% due 6/1/09	1,533,358

Mexico — 1.5%
	United Mexican States, Medium-Term Notes, Series A:

6,700,000	6.375% due 1/16/13	7,189,100

2,250,000	7.500% due 4/8/33	2,522,250

		9,711,350

Panama — 1.1%

6,200,000	Republic of Panama, 9.375% due 1/16/23	7,285,000

Peru — 1.2%
	Republic of Peru:

2,350,000	9.125% due 2/21/12 (b)	2,711,312

5,896,000	PDI, 5.000% due 3/7/17 (a)(b)	5,630,680

		8,341,992

The Philippines — 4.1%

28,500,000	Republic of the Philippines, Series B, 6.500% due 12/1/17 (a)(b)	27,716,250

Poland — 5.0%
	Republic of Poland:

16,380,000	Par Bond, 4.000% due 10/27/24 (a)(b)	15,294,825

19,000,000	Series RSTA, 4.750% due 10/27/24 (a)(b)	18,649,725

		33,944,550

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

January 31, 2005

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security	Value

Russia — 1.7%
	Russian Federation:

$1,800,000	11.000% due 7/24/18 (e)(f)	$2,556,000

8,300,000	5.000% due 3/31/30 (a)(b)(f)	8,724,960

		11,280,960

Turkey — 1.3%
	Republic of Turkey:

4,950,000	11.500% due 1/23/12	6,336,000

2,350,000	8.000% due 2/14/34	2,438,125

		8,774,125

Venezuela — 2.2%

15,000,000	Bolivarian Republic of Venezuela, Par Bonds, Series A, 6.750% due 3/31/20 (b)	14,840,625

	Total Sovereign Bonds (Cost — $201,941,223)	244,652,818

Mortgaged-Backed Securities — 46.8%
	Federal Home Loan Mortgage Corporation (FHLMC):

74,000,000	Gold 6.000%, 30 Year (g)(h)	76,474,412
	Gold 7.000%:

149,823	20 Year, due 10/1/17	159,675
	30 Year:

23,732	Due 11/1/28	25,162

29,578	Due 7/1/29	31,340

55,566	Due 12/1/30	58,843

464,509	Due 10/1/31	491,780

177,528	Due 11/1/31	187,951

68,638	Due 3/1/32	72,646

65,343	Due 6/1/32	69,158

15,098	Due 7/1/32	15,980

234,163	Due 11/1/32	247,834

7,947,622	Series 2572, Class LI, 5.500% due 5/15/22 (PAC-1 I/ O)	415,798
	Series 2591:

10,022,576	Class LI, 5.500% due 4/15/21 (PAC-1 I/ O)	577,974

21,888,126	Class PI, 5.500% due 2/15/30 (PAC-1 I/ O)	3,274,052

16,064,249	Series 2594, Class IO, 5.000% due 3/15/14 (PAC I/ O)	1,284,199

11,718,818	Series 2595, Class WT, 5.500% due 9/15/22 (PAC I/ O)	1,218,673

17,074,709	Series 2603, Class LI, 5.500% due 9/15/28 (PAC-1 I/ O)	2,268,901

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

January 31, 2005

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security	Value

Mortgaged-Backed Securities — 46.8% (continued)
	Series 2617:

$9,930,915	Class IB, 4.500% due 8/15/12 (PAC I/ O) (b)	$948,125

5,497,906	Class IE, 4.500% due 5/15/15 (PAC I/ O)	858,019

8,536,734	Class TI, 4.500% due 6/15/09 (PAC I/ O) (b)	266,064

29,473,700	Series 2644, Class IB, 5.000% due 10/15/15 (PAC-1 I/ O)	1,379,988

13,227,272	Series 2664, Class UA, 5.500% due 7/15/17 (PAC I/ O)	691,555

21,968,074	Series 2686, Class WI, 5.500% due 10/15/16 (PAC-1 I/ O)	1,029,850

7,802,697	Series 2687, Class IA, 5.500% due 9/15/22 (PAC I/ O) (b)	599,239

12,077,587	Series 2742, Class IL, 5.000% due 9/15/12 (PAC I/ O)	813,113
	Federal National Mortgage Association (FNMA):

30,000,000	4.500%, 30 Year (g)(h)	29,287,500

60,000,000	5.000%, 30 Year (g)(h)	59,868,720

45,000,000	5.500%, 30 Year (g)(h)	45,829,710

43,000,000	6.000%, 30 Year (g)(h)	44,410,916

25,000,000	6.500%, 30 Year (g)(h)	26,164,050

5,779,669	Series 2003-54, Class TI, 4.500% due 5/25/09 (I/ O)	172,161

18,226,646	Series 2003-90, Class UC, 5.500% due 8/25/22 (I/ O)	1,361,731

32,212,750	Series 2003-122, Class IB, 5.000% due 5/25/16 (I/ O)	2,500,904

10,061,555	Series 2004-31, Class IC, 4.500% due 1/25/14 (I/ O)	1,172,704
	Strip:

30,235,950	Series 332, Class 2, 6.000% due 2/1/33 (I/ O)	5,672,924

23,322,164	Series 352, Class 2, 5.500% due 7/1/34 (I/ O) (b)	4,993,563
	Government National Mortgage Association (GNMA):

8,227,760	Series 2003-12, Class IN, 5.500% due 2/16/28 (PAC I/ O)	773,699

1,626,209	Series 2003-77, Class TI, 6.000% due 11/16/28 (PAC I/ O)	96,832

	Total Mortgaged-Backed Securities (Cost — $309,891,861)	315,765,745

Zero Coupon Municipal Bonds — 4.9%

11,200,000	Austin, Texas Utility System Revenue, Series A, MBIA-Insured, due 11/15/08	10,016,272
	Edinburg, TX Consolidated Independent School District GO:

1,845,000	Due 2/15/08	1,689,928

2,705,000	Due 2/15/09	2,388,001

5,470,000	Harris County, TX GO, due 8/15/08 (b)	4,931,478

10,535,000	Texas State Public Finance Authority, Building Revenue, due 2/1/08	9,664,072
	Westmoreland County, PA GO, Series G:

2,665,000	Due 6/1/08	2,420,087

2,515,000	Due 12/1/08	2,247,102

	Total Zero Coupon Municipal Bonds (Cost — $30,515,225)	33,356,940

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

January 31, 2005

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Rights/
Warrants	Security	Value

Rights/Warrants — 1.6%

390,650	Bolivarian Republic of Venezuela, Oil-Linked payment obligations, expires 4/15/20 (d)	$5,859,750
	United Mexican States, Value Recovery Rights:

78,422,000	Series C, zero coupon due 6/30/05	2,117,394

78,422,000	Series D, zero coupon due 6/30/06	1,117,513

58,500,000	Series E, zero coupon due 6/30/07	1,424,475

	Total Rights (Cost — $0)	10,519,132

Face
Amount

Short-Term Investments — 10.4%

Repurchase Agreements (b) — 9.6%

$4,924,000	Bank of America Securities Inc. dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $4,924,342; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/1/05 to 1/15/14; Market value — $5,022,481)	4,924,000

15,000,000	Deutsche Bank Securities Inc. dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $15,001,042; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.625% due 2/3/05 to 7/15/32; Market value — $15,300,027)	15,000,000

15,000,000	Goldman Sachs Group Inc. dated 1/31/05, 2.490% due 2/1/05; Proceeds at maturity — $15,001,038; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/25 to 4/15/32; Market value — $15,300,005)	15,000,000

15,000,000	Morgan Stanley dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $15,001,042; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 5/4/05 to 4/26/24; Market value — $15,447,647)	15,000,000

15,000,000	UBS Securities LLC dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $15,001,042; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.050% due 2/4/05 to 8/6/38; Market value — $15,300,048)	15,000,000

	Total Repurchase Agreements (Cost — $64,924,000)	64,924,000

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Schedule of Investments (unaudited) (continued)

January 31, 2005

Shares	Security	Value

Securities Purchased from Securities Lending Collateral — 0.8%

5,138,275	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $5,138,275)	$5,138,275

	Total Short-Term Investments (Cost — $70,062,275)	70,062,275

	Total Investments — 100.0% (Cost — $612,410,584*)	$674,356,910

(a)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(b)	Segregated as collateral for mortgage dollar rolls/to-be-announced (“TBA”) securities outstanding at period end.
(c)	Security is currently in default.
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan (See Notes 1 and 3).
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)	Mortgage dollar roll (See Notes 1 and 3).
(h)	Security is issued on TBA basis (See Notes 1 and 3).

*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

C Bond  — Capitalization Bond.

DCB  — Debt Conversion Bond.
GO  — General Obligation Bond.
PAC I/O  — Planned Amortization Class — Interest Only.
PDI  — Past Due Interest.
RSTA  — Revolving Short-Term Agreement.

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Statement of Assets and Liabilities (unaudited)

January 31, 2005

ASSETS:

Investments, at value (Cost — $542,348,309)	$604,294,635

Short-term investments (Cost — $70,062,275)	70,062,275

Cash	254

Interest receivable	4,974,293

Total Assets	679,331,457

LIABILITIES:

Payable for securities purchased	280,762,062

Payable for loaned securities collateral (Notes 1 and 3)	5,138,275

Investment advisory fee payable	197,584

Deferred dollar roll income	157,676

Administration fee payable	46,472

Director’s fee payable	502

Accrued expenses	95,503

Total Liabilities	286,398,074

Total Net Assets	$392,933,383

NET ASSETS:

Par value of common stock ($0.001 par value, 200,000,000 shares authorized; 34,510,639 shares outstanding)	$34,511

Capital paid in excess of par value	318,104,655

Undistributed net investment income	7,235,940

Accumulated net realized gain from investment transactions	5,611,951

Net unrealized appreciation of investments	61,946,326

Total Net Assets	$392,933,383

Net Asset Value, per share ($392,933,383 / 34,510,639 shares outstanding)	$11.39

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Statement of Operations (unaudited)

For the Six Months Ended January 31, 2005

INCOME:

Interest	$14,208,793

Securities lending	2,195

Total Investment Income	14,210,988

EXPENSES:

Investment advisory fee (Note 2)	1,149,065

Administration fee (Note 2)	270,895

Custody	56,991

Shareholder communications	55,982

Directors’ fees	32,178

Audit and tax services	29,374

Legal fees	25,027

Transfer agency services	19,863

Stock exchange listing fees	10,108

Other	7,992

Total Expenses	1,657,475

Net Investment Income	12,553,513

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Gain From Investment Transactions	5,606,799

Net Change in Unrealized Appreciation/ Depreciation of Investments	25,100,317

Net Gain on Investments	30,707,116

Increase in Net Assets From Operations	$43,260,629

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Statement of Changes in Net Assets

For the Six Months Ended January 31, 2005 (unaudited)

and the Year Ended July 31, 2004

	2005	2004

OPERATIONS:

Net investment income	$12,553,513	$25,075,550

Net realized gain	5,606,799	14,577,023

Net change in net unrealized appreciation/depreciation	25,100,317	3,788,117

Increase in Net Assets From Operations	43,260,629	43,440,690

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(12,596,383)	(25,192,766)

Net realized gain	(2,691,830)	(5,038,553)

Decrease in Net Assets From Distributions to Shareholders	(15,288,213)	(30,231,319)

Increase in Net Assets	27,972,416	13,209,371

NET ASSETS:

Beginning of period	364,960,967	351,751,596

End of period*	$392,933,383	$364,960,967

* Includes undistributed net investment income of:	$7,235,940	$7,278,810

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year or period ended July 31, unless otherwise noted:

	2005(1)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$10.58		$10.19	$9.06	$9.55	$9.75	$8.82

Income (Loss) From Operations:

Net investment income	0.36		0.73	0.72	0.91	1.07	0.95

Net realized and unrealized gain (loss)	0.89		0.54	1.29	(0.39)	(0.28)	0.92

Total Income From Operations	1.25		1.27	2.01	0.52	0.79	1.87

Less Distributions From:

Net investment income	(0.36)		(0.73)	(0.88)	(1.01)	(0.99)	(0.94)

Net realized gains	(0.08)		(0.15)	—	—	—	—

Total Distributions	(0.44)		(0.88)	(0.88)	(1.01)	(0.99)	(0.94)

Net Asset Value, End of Period	$11.39		$10.58	$10.19	$9.06	$9.55	$9.75

Market Price, End of Period	$11.31		$11.01	$10.41	$10.18	$9.80	$9.00

Total Return, Based on Market Price(2)	6.84	%‡	14.50%	11.10%	14.66%	20.64%	6.40%

Ratios to Average Net Assets:

Expenses	0.87	%†	0.87%	0.89%	0.85%	0.84%	0.86%

Net investment income	6.55	%†	6.84%	7.17%	9.44%	10.96%	10.15%

Supplemental Data:

Net assets, end of period (millions)	$393		$365	$352	$313	$330	$336

Portfolio turnover rate	45	%*	62%*	24%	23%	15%	6%

Total mortgage dollar rolls outstanding, end of period (millions)	$282		$290	$357	$240	$275	$208

(1)	For the six months ended January 31, 2005 (unaudited).
(2)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 297% and 613% for the six months ended January 31, 2005 and the year ended July 31, 2004, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 27, 1993. The investment objective of the Fund is to manage a portfolio of fixed-income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At January 31, 2005, a significant portion of the Fund’s investments was in sovereign debt of emerging market countries. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Actual amounts could differ from those estimates.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (unaudited) (continued)

between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Fund values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) LENDING OF PORTFOLIO SECURITIES. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been announced by the issuer, for which specific information is not known, such as the face amount and/or maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (unaudited) (continued)

value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) MORTGAGE DOLLAR ROLLS. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

(f) INVESTMENT TRANSACTIONS. Investment transactions are recorded on trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(g) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(h) FEDERAL AND OTHER TAXES. It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

Note 2. Investment Advisory Agreement, Administration Agreement and Other Transactions

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (“Adviser”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), pursuant to which the Adviser acts as the Fund’s investment adviser and is responsible for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (unaudited) (continued)

The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Fund’s average weekly net assets. Pursuant to an Administration Agreement dated September 1, 1995, the Adviser serves as the Fund’s Administrator. The Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund’s average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services. Prior to November 1, 2004, Prudential Investments LLC served as the Fund’s Sub-Administrator (“Sub-administrator”). For these services, the Administrator paid the Sub-administrator 80% of the fees it collected.

Certain officers and/or Directors of the Fund are also officers and/or Directors of Citigroup and do not receive compensation from the Fund.

During the six months ended January 31, 2005, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

Note 3. Portfolio Activity and Federal Income Tax Status

During the six months ended January 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term investments) were as follows:

Purchases	$288,611,839

Sales	$273,752,528

At January 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$67,310,861

Gross unrealized depreciation	(5,364,535)

Net unrealized appreciation	$61,946,326

At January 31, 2005, the average monthly balance of dollar rolls outstanding was $294,565,395. For the six months ended January 31, 2005, the Fund recorded interest income of $3,645,241 related to such dollar rolls. At January 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $278,344,377. Counterparties with dollar rolls outstanding in excess of 10% of net assets at January 31, 2005 included Lehman Brothers Inc. ($116,574,063), JPMorgan Chase & Co. ($53,633,000) and Bear Stearns & Co., Inc. ($48,935,000).

At January 31, 2005, the Fund held TBA securities with a total cost of $278,344,377.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (unaudited) (continued)

At January 31, 2005, the Fund loaned securities having a market value of $4,653,552. The Fund received cash collateral amounting to $5,138,275 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio a Rule 2a-7 money market fund, registered under the 1940 Act.

Note 4. Fund Investment Risks

Credit and Market Risk. Funds that invest in emerging market instruments are subject to certain credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Other Risk. When the Fund enters into mortgage dollar roll transactions it is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Note 5. Events Subsequent to January 31, 2005

Subsequent to January 31, 2005, the Board of Directors of the Fund declared dividends of $0.073 per common share payable February 25, 2005, March 18, 2005, April 29, 2005 and May 27, 2005 to shareholders of record on February 15, 2005, March 8, 2005, April 12, 2005 and May 17, 2005, respectively.

Note 6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (unaudited) (continued)

a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Additional Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on November 18, 2004, for the purpose of voting on the election of Riordan Roett and Jeswald W. Salacuse as Class I Directors of the Fund, to serve until the 2007 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominee	Votes For	Votes Withheld

Riordan Roett	33,301,336	342,104
Jeswald W. Salacuse	33,293,548	349,689

At January 31, 2005, in addition to Messrs. Roett and Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Dividend Reinvestment Plan (unaudited) (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and
Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer
and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and
Chief Legal Officer

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

125 Broad Street 10th Floor, MF-2
New York, New York 10004

INVESTMENT ADVISER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

SBG

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Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Semi-Annual Report

January 31, 2005

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

SBGSEMI 1/05
05-8034

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99. CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date:	April 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date:	April 7, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date:	April 7, 2005